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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
    (Pursuant to section 13 OR 15(d) of the Securities Exchange Act of 1934)

        Date of Report (Date of earliest event reported) August 25, 2004
                                                         ---------------


                                ZYGO CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)

          Delaware                     0-12944                06-0964500
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(State or Other Jurisdiction         (Commission            (IRS Employer
        of Incorporation             File Number)         Identification No.)

Laurel Brook Road, Middlefield, CT                            06455-0448
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(Address of Principal Executive Offices)                      (Zip Code)

Registrant's telephone number, including area code:   (860) 347-8506
                                                   -------------------

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act





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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On August 25, 2004, Zygo Corporation announced its financial results for the fourth quarter and twelve months ended June 30, 2004. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 2.05. COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES and
ITEM 2.06. MATERIAL IMPAIRMENTS

On August 25, 2004, Zygo Corporation announced that it had entered into an agreement to sell its vacant Westborough, Massachusetts, facility for approximately $2.0 million, net of selling expenses. The Company had taken an impairment charge of $4.9 million, net of tax, in the fourth fiscal quarter ended June 30, 2004 to reflect the change in fair market value of the property and is now being carried on the books of the Company at approximately $2.0 million. The sale, which is expected to be completed in the fall of 2004, will mark the completion of our exit from the telecommunications segment of our business. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.2 to this Current Report on Form 8-K.

ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) EXHIBITS.

              Exhibit Number  Description of Document
              --------------  --------------------------------------------------
                   99.1 Zygo Corporation Earnings Press Release, dated August 25, 2004.

                   99.2 Press release, dated August 25, 2004, announcing that Zygo Corporation entered into an agreement to sell its Westborough, Massachusetts, facility and announcing a charge to earnings in the fourth quarter of fiscal 2004 related to the change in fair market value of the property.








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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           ZYGO CORPORATION


Date: August 25, 2004                      By: /s/ J. Bruce Robinson
                                              --------------------------
                                              Name:  J. Bruce Robinson
                                              Title: Chairman, President and
                                                     Chief Executive Officer






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                                  EXHIBIT INDEX


99.1 Press Release, dated August 25, 2004, issued by Zygo Corporation announcing its financial results for the fourth quarter and twelve months ended June 30, 2004.

99.2 Press Release, dated August 25, 2004, announcing that Zygo Corporation entered into an agreement to sell its Westborough, Massachusetts, facility and announcing a charge to earnings in the fourth quarter of fiscal 2004 related to the change in fair market value of the property.